UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2005


                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

             1-12935                                       20-0467835
       (Commission File Number)                         (I.R.S. Employer
                                                        Identification No.)


         5100 Tennyson Parkway
            Suite 3000
           Plano, Texas                                      75024
(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code:      (972)673-2000


                                   N/A
    -------------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.
           ---------------------------------------------------------------------

(d) Appointment of New Director.

     On January 21, 2005, the Board of Directors of Denbury Resources Inc. ("Denbury"), after consideration and recommendation by the Nominating Committee, appointed Randy Stein to serve as a director of Denbury until the 2005 annual meeting of shareholders, thus filling a prior board vacancy, the last remaining vacancy on its Board that the Board intends to fill. Mr. Stein will serve as co-chairman of the Board's audit committee. There have been no transactions or series of similar transactions of the type required to be described under
Section 404(a) or Regulation S-K between Denbury and Mr. Stein which have taken place since January 1, 2004.

     Mr. Stein, age 51, has 29 years of diversified management experience with public and private companies, including 20 years with PricewaterhouseCoopers LLP, formerly Coopers & Lybrand LLP, most recently as principal in charge of the Denver tax practice until his resignation in 2000. Mr. Stein was also employed as an executive officer of a Denver based independent oil and gas company, and is currently a self employed business consultant. Mr. Stein served as audit committee chairman, co-chairman of the nominating and governance committee, and a member of the compensation committee of Westport Resources Corp., a Denver-based public oil and gas company, from 2000 until they were acquired in 2004. Mr. Stein is currently a board member and audit committee chairman of Bill Barrett Corporation, an oil and gas company, and also serves on the board and audit committee of Koala Corporation, both Denver based public companies.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

(c) Exhibits.

     Exhibit No.                       Exhibit Description

         99.1 Press Release Regarding Appointment of Randy Stein as a director of Denbury.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 21, 2005


                                                 Denbury Resources Inc.
                                                      (Registrant)



                                                 By: /s/ Phil Rykhoek
                                                     ---------------------------
                                                     Phil Rykhoek
                                                     Sr. Vice President and CFO

                                  Exhibit Index

Exhibit No.       Description
----------        -----------

99.1           Press release regarding appointment of Randy Stein as a director of Denbury.